EXECUTION VERSION

FIRST AMENDMENT
FIRST AMENDMENT, dated as of January 11, 2012 (this “Amendment”), to the Three-Year Credit Agreement, dated as of July 30, 2010 (the “Credit Agreement”), among THE McGRAW-HILL COMPANIES, INC. ( the “Borrower”), STANDARD & POOR’S FINANCIAL SERVICES LLC, as a Loan Guarantor (the “Loan Guarantor”), the lenders from time to time parties thereto (the “Lenders”), the Syndication Agent and the Documentation Agents parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Loan Guarantor, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrower, CME Group Inc. (“CMEG”) and CME Group Index Services LLC (“CGIS”) have entered into that certain Contribution Agreement, dated as of November 4, 2011 (the “Contribution Agreement”), pursuant to which the Borrower will cause the Loan Guarantor to contribute its S&P index business and CGIS will contribute its Dow Jones index business into a newly formed joint venture entity (the “Index Joint Venture”);
WHEREAS, pursuant to the MH Brand License (as defined in the Contribution Agreement), the Loan Guarantor will license the MH Licensed Trademarks (as defined in the MH Brand License Agreement) to the Index Joint Venture;
WHEREAS, in connection with the MH Brand License, the Loan Guarantor will grant a Lien on the MH Licensed Trademarks to secure its obligations under the MH Brand License Agreement;
WHEREAS, in connection with the granting of the Lien the Borrower has requested certain amendments to the Credit Agreement as more fully set forth herein; and
WHEREAS, the Administrative Agent and the Lenders are willing to agree to such amendments but only on the terms and conditions contained in this Amendment.
NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement (as amended by this Amendment) are used herein as therein defined.
2.    Amendments to Section 1.01 (Defined Terms). (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:
“Index Joint Venture” means the joint venture among the Borrower, CME Group Inc. and CME Group Index Services LLC pursuant to that certain Contribution Agreement, dated as of November 4, 2011.”
“MH Brand License Agreement” has the meaning set forth in the Contribution Agreement.

“MH Licensed Trademarks” has the meaning set forth in the MH Brand License Agreement.
“Trademark Security Agreement” means the Trademark Security Agreement to be entered into between the Loan Guarantor and the Index Joint Venture upon the closing of the transaction contemplated in the Contribution Agreement.
(b)    The definition of “Permitted Liens” is hereby amended by (i) deleting the “and” at the end of clause (f) thereof, (ii) amending the period at the end of clause (g) thereof to be “; and” and (iii) adding the following new clause (h):

“(h)
Liens in favor of the Index Joint Venture granted pursuant to the Trademark Security Agreement as in effect on the date thereof to secure the obligations of the Loan Guarantor under the MH Brand License Agreement.”

3.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the date (the “First Amendment Effective Date”) upon which this Amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders.
4.    Representation and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:
(a)    as of the First Amendment Effective Date, and after giving effect to this Amendment, each of the representations and warranties made by the Borrower in or pursuant to the Credit Agreement is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date); and
(b)    as of the First Amendment Effective Date, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
5.    Effect of Amendment. (a) This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower or any other Loan Party that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.
(b)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other document shall be deemed a reference to the Credit Agreement as amended hereby.
6.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or by electronic mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart.

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7.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.    Integration. This Amendment represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the Credit Agreement.
9.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE McGRAW-HILL COMPANIES, INC.

By: /s/ Elizabeth O’Melia

Name: Elizabeth O’Melia
Title: Treasurer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By: /s/ Goh Siew Tan

Name: Goh Siew Tan
Title: Vice President

[Signature Page to First Amendment]

Bank of America, N.A.

as a Lender

By: /s/ Prayes Majmudar

Name: Prayes Majmudar
Title: Vice President

[Signature Page to First Amendment]

The Bank of Nova Scotia

as a Lender

By: /s/ Brenda Insull

Name: Brenda Insull
Title: Director

[Signature Page to First Amendment]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

as a Lender

By: /s/ Lillian Kim

Name: Lillian Kim
Title: Director

[Signature Page to First Amendment]

Citibank, N.A.
as a Lender

By: /s/ Elizabeth M. Gonzalez

Name: Elizabeth M. Gonzalez
Title: Managing Director

[Signature Page to First Amendment]

Deutsch Bank AG New York Branch

as a Lender

By: /s/ Ming K Chu

Name: Ming K Chu
Title: Vice President

By: /s/ Wolfgang Winter

Name: Wolfgang Winter
Title: Managing Director

[Signature Page to First Amendment]

GOLDMAN SACHS BANK USA
as a Lender

By: /s/ Lauren Day

Name: Lauren Day
Title: Authorized Signatory

[Signature Page to First Amendment]

Lloyds TSB Bank, plc,
as a Lender

By: /s/ Julia R Franklin

Name: Julia R Franklin
Title: Vice President (F014)

By: /s/ Karen Weich

Name: Karen Weich
Title: Vice President (W011)

[Signature Page to First Amendment]

Morgan Stanley Bank, N.A., as a Lender

By: /s/ Penny Tsekouras

Name: Penny Tsekouras
Title: Vice President

[Signature Page to First Amendment]

The Royal Bank of Scotland plc

as a Lender

By: /s/ Matthew Pennachio

Name: Matthew Pennachio
Title: Authorized Signatory

[Signature Page to First Amendment]

Sovereign Bank

By: /s/ Alister Moreno

Name: Alister Moreno
Title: Vice President

[Signature Page to First Amendment]

THE NORTHERN TRUST COMPANY
as a Lender

By: /s/ Daniel J. Boote

Name: Daniel J. Boote
Title: Senior Vice President

[Signature Page to First Amendment]

U.S. Bank National Association
as a Lender

By: /s/ Susan Bader

Name: Susan Bader
Title: Vice President

[Signature Page to First Amendment]

WELLS FARGO BANK, N.A.
as a Lender

By: /s/ Joe Mynatt

Name: Joe Mynatt
Title: Managing Director

[Signature Page to First Amendment]